INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES
INCOME TAXES

10. INCOME TAXES

In millions of dollars	2012	2011	2010
Current
Federal	$(71)	$(144)	$(249)
Foreign	3,869	3,552	3,223
State	300	241	207
Total current income taxes	$4,098	$3,649	$3,181
Deferred
Federal	$(4,943)	$(793)	$(933)
Foreign	900	628	279
State	(48)	91	(310)
Total deferred income taxes	$(4,091)	$(74)	$(964)
Provision (benefit) for income tax on continuing operations before noncontrolling interests (1)	$7	$3,575	$2,217
Provision (benefit) for income taxes on discontinued operations	(52)	12	(546)
Provision (benefit) for income taxes on cumulative effect of accounting changes	(58)	—	(4,978)
Income tax expense (benefit) reported in stockholders’ equity related to:
Foreign currency translation	(709)	(609)	(739)
Securities available-for-sale	369	1,495	1,167
Employee stock plans	265	297	600
Cash flow hedges	311	(92)	325
Pension liability adjustments	(390)	(235)	(434)
Income taxes before noncontrolling interests	$(257)	$4,443	$(2,388)

(1)   Includes the effect of securities transactions and OTTI losses resulting in a provision (benefit) of $1,138 million and $(1,740) million in 2012, $699 million and $(789) million in 2011 and $844 million and $(494) million in 2010, respectively.

The reconciliation of the federal statutory income tax rate to the Company’s effective income tax rate applicable to income from continuing operations (before noncontrolling interests and the cumulative effect of accounting changes) for the years ended December 31 was as follows:

	2012	2011	2010
Federal statutory rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	3.0	1.5	(0.1)
Foreign income tax rate differential	(5.0)	(8.4)	(10.0)
Audit settlements (1)	(11.7)	—	(0.5)
Effect of tax law changes (2)	(0.1)	2.0	(0.1)
Basis difference in affiliates	(9.1)	—	—
Tax advantaged investments	(12.2)	(6.0)	(6.7)
Other, net	0.2	0.2	(0.7)
Effective income tax rate	0.1%	24.3%	16.9%

(1)   For 2012 and 2010, relates to the conclusion of the audit of various issues in the Company’s 2006—2008 and 2003—2005 U.S. federal tax audits, respectively. 2012 also includes an amount related to the conclusion of a New York City tax audit for 2006—2008.

(2)   For 2011, includes the results of the Japan tax rate change which resulted in a $300 million DTA charge.

Deferred income taxes at December 31 related to the following:

In millions of dollars	2012	2011
Deferred tax assets
Credit loss deduction	$10,947	$12,481
Deferred compensation and employee benefits	4,890	4,936
Restructuring and settlement reserves	1,645	1,331
Unremitted foreign earnings	5,114	7,362
Investment and loan basis differences	3,878	2,358
Cash flow hedges	1,361	1,673
Tax credit and net operating loss carry-forwards	28,087	22,764
Other deferred tax assets	2,651	2,127
Gross deferred tax assets	$58,573	$55,032
Valuation allowance	—	—
Deferred tax assets after valuation allowance	$58,573	$55,032
Deferred tax liabilities
Deferred policy acquisition costs and value of insurance in force	$(495)	$(591)
Fixed assets and leases	(623)	(1,361)
Intangibles	(1,517)	(710)
Debt valuation adjustment on Citi liabilities	(73)	(533)
Other deferred tax liabilities	(543)	(307)
Gross deferred tax liabilities	$(3,251)	$(3,502)
Net deferred tax asset	$55,322	$51,530

The following is a roll-forward of the Company’s unrecognized tax benefits.

In millions of dollars	2012	2011	2010
Total unrecognized tax benefits at January 1	$3,923	$4,035	$3,079
Net amount of increases for current year’s tax positions	136	193	1,039
Gross amount of increases for prior years’ tax positions	345	251	371
Gross amount of decreases for prior years’ tax positions	(1,246)	(507)	(421)
Amounts of decreases relating to settlements	(44)	(11)	(14)
Reductions due to lapse of statutes of limitation	(3)	(38)	(11)
Foreign exchange, acquisitions and dispositions	(2)	—	(8)
Total unrecognized tax benefits at December 31	$3,109	$3,923	$4,035

Total amount of unrecognized tax benefits at December 31, 2012, 2011 and 2010 that, if recognized, would affect the effective tax rate are $1.3 billion, $2.2 billion and $2.1 billion, respectively. The remainder of the uncertain tax positions have offsetting amounts in other jurisdictions or are temporary differences, except for $0.9 billion, which would be booked directly to Retained earnings.

Interest and penalties (not included in “unrecognized tax benefits” above) are a component of the Provision for income taxes.

	2012		2011		2010
In millions of dollars	Pretax	Net of tax	Pretax	Net of tax	Pretax	Net of tax
Total interest and penalties in the Consolidated Balance Sheet at January 1	$404	$261	$348	$223	$370	$239
Total interest and penalties in the Consolidated Statement of Income	114	71	61	41	(16)	(12)
Total interest and penalties in the Consolidated Balance Sheet at December 31 (1)	492	315	404	261	348	223

(1)         2012 includes $10 million for foreign penalties and $4 million for state penalties.

The Company is currently under audit by the Internal Revenue Service and other major taxing jurisdictions around the world. It is thus reasonably possible that significant changes in the gross balance of unrecognized tax benefits may occur within the next 12 months, but the Company does not expect such audits to result in amounts that would cause a significant change to its effective tax rate, other than the following items.

The Company may resolve certain issues with IRS Appeals for the 2003—2005 and 2006—2008 cycles within the next 12 months. The gross uncertain tax positions at December 31, 2012 for the items that may be resolved are as much as $655 million plus gross interest of $92 million. Because of the number and nature of the issues remaining to be resolved, the potential tax benefit to continuing operations could be anywhere in a range between $0 and $383 million. In addition, the audit for the companies in the Germany tax group for the years 2005—2008 may conclude in 2013. The gross uncertain tax positions at December 31, 2012 for this audit is as much as $112 million plus gross interest of $29 million. The potential tax benefit, most of which would go to discontinued operations, is anywhere in the range from $0 to $137 million.

The following are the major tax jurisdictions in which the Company and its affiliates operate and the earliest tax year subject to examination:

Jurisdiction	Tax year
United States	2009
Mexico	2008
New York State and City	2005
United Kingdom	2010
Japan	2009
Brazil	2008
Singapore	2007
Hong Kong	2007
Ireland	2008

Foreign pretax earnings approximated $14.7 billion in 2012, $13.1 billion in 2011 and $12.3 billion in 2010 (of which $0.0 billion profit, $0.1 billion profit and $0.2 billion profit, respectively, are in discontinued operations). As a U.S. corporation, Citigroup and its U.S. subsidiaries are currently subject to U.S. taxation on all foreign pretax earnings earned by a foreign branch. Pretax earnings of a foreign subsidiary or affiliate are subject to U.S. taxation when effectively repatriated. The Company provides income taxes on the undistributed earnings of non-U.S. subsidiaries except to the extent that such earnings are indefinitely reinvested outside the United States. At December 31, 2012, $42.6 billion of accumulated undistributed earnings of non-U.S. subsidiaries were indefinitely invested. At the existing U.S. federal income tax rate, additional taxes (net of U.S. foreign tax credits) of $11.5 billion would have to be provided if such earnings were remitted currently. The current year’s effect on the income tax expense from continuing operations is included in the “Foreign income tax rate differential” line in the reconciliation of the federal statutory rate to the Company’s effective income tax rate in the table above.

Income taxes are not provided for the Company’s “savings bank base year bad debt reserves” that arose before 1988, because under current U.S. tax rules, such taxes will become payable only to the extent such amounts are distributed in excess of limits prescribed by federal law. At December 31, 2012, the amount of the base year reserves totaled approximately $358 million (subject to a tax of $125 million).

The Company has no valuation allowance on its deferred tax assets (DTAs) at December 31, 2012 and December 31, 2011.

	DTA balance	DTA balance
In billions of dollars	December 31,	December 31,
Jurisdiction/component	2012	2011
U.S. federal (1)
Consolidated tax return net operating losses (NOLs)	$—	$—
Consolidated tax return foreign tax credits (FTCs)	22.0	15.8
Consolidated tax return general business credits (GBCs)	2.6	2.1
Future tax deductions and credits	22.0	23.0
Other (2)	0.9	1.4
Total U.S. federal	$47.5	$42.3
State and local
New York NOLs	$1.3	$1.3
Other state NOLs	0.6	0.7
Future tax deductions	2.6	2.2
Total state and local	$4.5	$4.2
Foreign
APB 23 subsidiary NOLs	$0.2	$0.5
Non-APB 23 subsidiary NOLs	1.2	1.8
Future tax deductions	1.9	2.7
Total foreign	$3.3	$5.0
Total	$55.3	$51.5

(1)         Included in the net U.S. federal DTAs of $47.5 billion are deferred tax liabilities of $2 billion that will reverse in the relevant carry-forward period and may be used to support the DTAs.

(2)         Includes $0.8 billion and $1.2 billion for 2012 and 2011, respectively, of subsidiary tax carry-forwards related to companies that are expected to be utilized separate from Citigroup’s consolidated tax carry-forwards.

The following table summarizes the amounts of tax carry-forwards and their expiration dates as of December 31, 2012:

In billions of dollars
Year of expiration	Amount
U.S. consolidated tax return foreign tax credit carry-forwards
2016	$0.4
2017	6.6
2018	5.3
2019	1.3
2020	2.3
2021	1.9
2022	4.2
Total U.S. consolidated tax return foreign tax credit carry-forwards	$22.0
U.S. consolidated tax return general business credit carry-forwards
2027	$0.3
2028	0.4
2029	0.4
2030	0.5
2031	0.5
2032	0.5
Total U.S. consolidated tax return general business credit carry-forwards	$2.6
U.S. subsidiary separate federal net operating loss (NOL) carry-forwards
2027	$0.2
2028	0.1
2030	0.3
2031	1.8
Total U.S. subsidiary separate federal NOL carry-forwards (1)	$2.4
New York State NOL carry-forwards
2027	$0.1
2028	7.2
2029	1.9
2030	0.4
Total New York State NOL carry-forwards (1)	$9.6
New York City NOL carry-forwards
2027	$0.1
2028	3.7
2029	1.6
2030	0.2
Total New York City NOL carry-forwards (1)	$5.6
APB 23 subsidiary NOL carry-forwards
Various	$0.2
Total APB 23 subsidiary NOL carry-forwards	$0.2

(1)         Pretax.

While Citi’s net total DTAs increased year-over-year, the time remaining for utilization has shortened, given the passage of time, particularly with respect to the foreign tax credit (FTC) component of the DTAs. Realization of the DTAs will continue to be driven by Citi’s ability to generate U.S. taxable earnings in the carry-forward periods, including through actions that optimize Citi’s U.S. taxable earnings.

Although realization is not assured, Citi believes that the realization of the recognized net DTAs of $55.3 billion at December 31, 2012 is more-likely-than-not based upon expectations as to future taxable income in the jurisdictions in which the DTAs arise and available tax planning strategies (as defined in ASC 740, Income Taxes) that would be implemented, if necessary, to prevent a carry-forward from expiring. In general, Citi would need to generate approximately $112 billion of U.S. taxable income during the respective carry-forward periods, substantially all of which must be generated during the FTC carry-forward periods, to fully realize its U.S. federal, state and local DTAs. Citi’s net DTAs will decline primarily as additional domestic GAAP taxable income is generated.

Citi has concluded that there are two components of positive evidence that support the full realization of its DTAs. First, Citi forecasts sufficient U.S. taxable income in the carry-forward periods, exclusive of ASC 740 tax planning strategies, although Citi’s estimated future taxable income has decreased due to the ongoing challenging economic environment, which will continue to be subject to overall market and global economic conditions. Citi’s forecasted taxable income incorporates geographic business forecasts and taxable income adjustments to those forecasts (e.g., U.S. tax exempt income, loan loss reserves deductible for U.S. tax reporting in subsequent years), as well as actions intended to optimize its U.S. taxable earnings.

Second, Citi has sufficient tax planning strategies available to it under ASC 740 that would be implemented, if necessary, to prevent a carry-forward from expiring. These strategies include repatriating low taxed foreign source earnings for which an assertion that the earnings have been indefinitely reinvested has not been made, accelerating U.S. taxable income into, or deferring U.S. tax deductions out of, the latter years of the carry-forward period (e.g., selling appreciated intangible assets, electing straight-line depreciation), accelerating deductible temporary differences outside the U.S., and selling certain assets that produce tax-exempt income, while purchasing assets that produce fully taxable income. In addition, the sale or restructuring of certain businesses can produce significant U.S. taxable income within the relevant carry-forward periods.

Based upon the foregoing discussion, Citi believes the U.S. federal and New York state and city NOL carry-forward period of 20 years provides enough time to fully utilize the DTAs pertaining to the existing NOL carry-forwards and any NOL that would be created by the reversal of the future net deductions that have not yet been taken on a tax return.

The U.S. FTC carry-forward period is 10 years and represents the most time sensitive component of Citi’s DTAs. Utilization of FTCs in any year is restricted to 35% of foreign source taxable income in that year. However, overall domestic losses that Citi has incurred of approximately $63 billion as of December 31, 2012 are allowed to be reclassified as foreign source income to the extent of 50% of domestic source income produced in subsequent years. Resulting foreign source income would cover the FTCs being carried forward. Citi believes the foreign source taxable income limitation will not be an impediment to the FTC carry-forward usage as long as Citi can generate sufficient domestic taxable income within the 10-year carry-forward period.

Citi believes that it will generate sufficient U.S. taxable income within the 10-year carry-forward period referenced above to be able to fully utilize the FTC carry-forward, in addition to any FTCs produced in such period.